UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT

TCM Small Cap Growth Fund

TCM Small-Mid Cap Growth Fund

September 30, 2013

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2

TCM Small Cap Growth Fund
Performance Discussion	7
Performance	10
Fund Information	11
Schedule of Investments	12

TCM Small-Mid Cap Growth Fund
Performance Discussion	15
Performance	18
Fund Information	19
Schedule of Investments	20

Fund Expense Examples	23

Financial Statements
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	31

Report to Shareholders	39

Approval of Investment Advisory Agreement	40

Trustees and Executive Officers	43

Additional Information	46

Privacy Policy	48

TCM GROWTH FUNDS

October 24, 2013

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2013.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of each Fund and a Report of the Independent Registered Public Accounting Firm.

The market has been very strong for the one year period ended September 30, 2013, with a significant portion of that performance coming since the start of the calendar year.  This letter summarizes the market environment over the past fiscal year and our current investment outlook.  Following this letter are the discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund, which begin on pages 7 and 15, respectively.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is significant overlap in the portfolios.

Market Review

Fourth Quarter 2012 – Fed Transparency and a Presidential Election.  After a relatively calm third quarter, particularly when compared to the similar periods in 2010 and 2011, the market initially sold off heading into the presidential election, bottoming in mid November as investors digested the reelection of President Obama and congressional election outcomes.  It’s safe to say that everyone tried to spin this election as meaning just about everything except what it really was, a status quo result that didn’t change the partisan posture of our government.  With the election over, investors nervously watched as the fiscal cliff negotiations deteriorated once again into a last minute and unsatisfying kick-the-can outcome (not dissimilar to the most recent dispute over the budget and debt ceiling).  A strong rally at the end of 2012 saved the quarter, ultimately delivering relatively flat performance across most equity asset classes.  Uncertainty weighed on the market for much of the quarter, with consumer confidence hitting a five month low in December and companies continuing to delay capital spending decisions in light of unclear tax policies and spending cuts.

Economic indicators during the quarter were mixed but continued to point to an ongoing but tepid recovery in the U.S., continued lethargy in Europe, and a soft landing and potential re-acceleration in China’s economy.  The Federal Reserve once again did its part to support risk based assets by continuing its policy of zero rates and driving investors searching for any real rate of return to assets other than

TCM GROWTH FUNDS

fixed income instruments.  After announcing another round of bond buying in the form of Quantitative Easing (“QE”)3 at the end of the third quarter, it took the additional step of tying its loose monetary policy to specific economic indicators.  In the name of transparency, the central bank indicated for the first time that it would maintain its highly accommodative rate policies at least as long as the unemployment rate remained above 6.5% (compared to the then current level of 7.8%), so long as inflation stays in check at or near 2.5%.  Year end fund flow data showed a shift from bond funds to equity funds (both domestic and foreign), demonstrating that investors can be driven to seek returns in the stock market.

First Quarter 2013 – Climbing a Wall of Worry and New Highs.  The stock market was positive for the first quarter of 2013 even though the usual suspects of macroeconomic risks kept investors guessing about fiscal, monetary and legislative policy decisions.  The American Taxpayer Relief Act provided some certainty over future tax rates even though it was not easy to find the “relief” in the bill. (Most, marginal rates stayed the same; for some, rates went higher; and for all, the payroll tax holiday was repealed.)  Perhaps most taxpayers were just relieved that something was done before the December 31st midnight deadline.  The legislation also pushed the automatic sequestration cuts into March, and political gridlock prevented any proactive legislation that would have allowed the spending cuts to proceed in a more thoughtful and disciplined way.  Instead, across the board, fixed percentage cuts were applied without regard to the merits of one expenditure versus another.  It was budgeting by blunt instrument at best; willful malfeasance at worst.

At the beginning of the year, the debt crisis in many European countries continued unabated and austerity measures were a drag on economic growth.  In a sign of changes to come, The Netherlands decided to take a “breather” on austerity in order to revive its economy.  Markets generally prefer predictability, which for much of the year has been sorely lacking with respect to government responses to fiscal problems worldwide.  The tiny island of Cyprus became the crisis de jour when an initial bailout plan called for a haircut on all bank deposits to cover the country’s debt problems.  The ensuing populous outcry, as well as concerns that this bailout strategy could be applied elsewhere in Europe, temporarily rattled investors.  The good news was that investor reaction was muted compared to previous euro-crisis events.  It is debatable whether this reflected a discounting of the known risks or investors becoming “comfortably numb.”

Throughout all this, the Dow Jones Industrial Average and the S&P 500 Index both reached new highs by the end of the quarter as investors were once again reminded to not fight the Fed.  U.S. economic data was mixed throughout the quarter but investors appeared to support the continued view that a slow but steady recovery remains in place.

TCM GROWTH FUNDS

Second Quarter 2013 – A New Concern: The Tapering of Bond Purchases.  The stock market posted another positive quarter, building on the gains achieved during the first quarter, as leading economic indicators and consumer sentiment in the U.S. remained overall positive.  At the end of May, however, Chairman Bernanke tried to articulate an intent by the Federal Reserve to moderate its $85 billion per month buying program of mortgage backed securities, which is designed to support longer term interest rates at historically low levels.  The Fed statements precipitated a sharp selloff in both the bond and equity markets.  Prior to June, the Dow Jones Industrial Index had not had three down days in a row for 123 days, a streak previously set in 1900.

The buzz word of the quarter was “tapering” by the Fed, the newly coined word for reducing the level of quantitative easing by slowly cutting back on bond purchases, and the implications of the Fed’s comments resulted in redemptions of over $60 billion out of bond mutual funds in June, the highest redemption levels in over two decades.  That selloff caused 10-year treasury rates to rise from 1.6% in early May to 2.6% by quarter end.  But in the “cat on a hot tin roof” stock market, good news was viewed as bad (better economy/employment means possible monetary tightening sooner) and then bad news viewed as good (maybe the economy isn’t so strong, so we’ll continue to get our monetary heroin fix).  Bernanke and other Fed governors massaged the market’s little conniption with soothing words that they would not taper too soon or too fast, and the market resumed its ascent.

Third Quarter 2013 – Wall of Worry Reduex.  Uncertainty continued to prevail in both the status of economic recoveries worldwide and the fiscal/monetary policies implemented by governments and central bankers in response to those economic conditions.  Despite these issues and a pullback at the end of September, the Russell 2000 Index remained near its all-time high (the S&P 500 Index has surpassed that milestone).  This wall of worry was climbed during the quarter, as it has all year, on the backs of very loose monetary policy by central banks worldwide.  And notwithstanding the continued hinting about QE tapering, at the Fed’s September meeting, Chairman Bernanke cited mixed economic data and the upcoming political impasse in Washington related to fiscal policy and chose to maintain the pace of its current program of purchasing mortgage-backed securities.  As we write this letter, the President has nominated Ms. Yellen to replace Bernanke, which will likely be perceived as supporting a continuation of quantitative easing absent signs of a much stronger domestic economy and labor market.

Market Outlook.  As has been the case for much of the year, the U.S. economy continues its steady but relatively slow pace of recovery as month-to-month employment growth remains stable and growth in consumer consumption proves to be steady.  Everyone seems to be able to find leading economic indicators that support their view on the economy, whether positive or negative.  On the positive

TCM GROWTH FUNDS

side, we continue to see the potential for increased capital spending by those companies that have built up larger than normal cash balances due to improved profitability efforts and lower working capital levels.  Non-residential construction in the U.S., particularly on industrial, pipeline and Liquid Natural Gas plants projects, continues to be strong, along with its positive ancillary benefits to the overall economy.  With treasuries approaching 3% during the quarter, only to pull back on the Fed’s non-taper pronouncements in September, the housing market has slowed but is still growing and supportive of economic growth.  Although it’s hard to predict how long this can last, interest rates are now lower after the September Fed meeting and this may provide a short term boost to home buying, especially if banks lighten up on their very tight credit policies as appears the case.

Overseas economies continue to paint a mixed picture and our view hasn’t changed much over the quarter.  While showing some signs of positive economic growth (supported in part by waning government austerity programs), European economies remain a mixed bag.  We don’t think the debate of whether the glass is half empty or half full has been settled, although managements of companies we cover that do business overseas are more constructive than recent memory.  The emerging markets, with the exception of China, are generally slowing and have been hit hard by the threat of higher interest rates in the U.S.  With higher rates on treasuries, capital has flowed out of these countries, depressing currencies and stoking inflation.  Longer term the lower currency value can help exports and their economies, but in the short run some countries have had to manipulate rates to protect currencies and control inflation, thereby hurting economic growth.  China appears to have stabilized at a lower growth rate with the help of increased infrastructure spending and the modest economic recoveries of developed countries that consume Chinese products.  Whether this rebound is sustainable is unclear.

With the Russell 2000 Growth Index up over 32% for the year at quarter end, we state the obvious – it has been a very strong market, driven by expanding profit margins and higher valuations.  And while high valuations are susceptible to increasing market risk to negative events, that has not yet been the case even with the current government shutdown/debt ceiling impasse.  Small cap valuations relative to large cap are also elevated but that gap has receded a bit in early October as the market pauses after such a strong run.  However, the economy still has positive momentum and quality companies can grow revenues and earnings in this environment.  One concern is the high operating margins of many companies, large and small.  In the past, it has been easier, on a relative basis, for larger companies to continue improving profit margins later in the cycle, but technology gains and efficient business process software is allowing small cap companies to also find ways to continue expanding margins.

TCM GROWTH FUNDS

Correlations of returns within the Russell 2000 Index are now close to the lows of the year and back below their five year average, which is positive for active investment management.  Dispersion of returns within that benchmark are greatest in the healthcare (ex-biotech) and energy sectors, both of which we are currently overweight.  While it may be even more important at these valuation levels, our task, as always, is to find companies with strong growth prospects at sustainable valuations.  We have performed well in this environment and believe the market conditions will remain favorable for active managers and our investment style for the foreseeable future.  Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.  Correlation measures the degree and type of relationship between two or more variables over a period of time.  A basis point equals 0.01%.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Quasar Distributors, LLC, Distributor (11/13)

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Fiscal Year Performance Overview.  Quarterly returns for the one year ended September 30, 2013 for the Small Cap Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2012	0.64%	0.45%	-0.66%
1st Quarter 2013	14.05%	13.21%	12.29%
2nd Quarter 2013	4.87%	3.74%	3.77%
3rd Quarter 2013	12.80%	12.80%	12.74%

Longer term performance for the Small Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2012.  The market was relatively flat for the quarter as investors tried to sort out the miscellaneous issues facing the economy, including a contentious presidential and congressional election, a looming fiscal cliff, a tepid economic recovery, an improving housing market and a continued accommodative monetary policy.  Sector performance during the quarter was volatile but overall the top performing sectors in the Russell 2000® Growth were industrials, materials, and financials, while healthcare, telecomm and energy stocks had the worst performance.  This sector volatility proved difficult for active managers, particularly in December when 83% of the funds in the Lipper Small Cap Growth category underperformed the benchmark.  Notwithstanding this environment, the Small Cap Fund outperformed the benchmark for the quarter based on positive stock selection in healthcare, energy, industrial and telecomm sectors, offset by stock selection in technology and consumer discretionary names.  The effect of our sector weights was slightly positive.

First Quarter 2013.  The stock market was very strong for the quarter, driven by expanding valuations (as opposed to upward earnings revisions), reflecting an expectation of an improving economy, an accommodative monetary policy and a seasonal psychology that hope springs eternal in the spring.  Growth outperformed value in small cap stocks (but vice versa in large cap), and small caps in turn outperformed large caps during the quarter.  Uncharacteristically, in a quarter of very strong nominal returns, four of the five top performing sectors were defensive sectors — consumer staples, utilities, healthcare, and financials.  Conversely, sectors that normally do well in a strong market lagged in the first quarter of 2013.  While this environment proved frustrating for investment managers (70% of the small cap growth funds in the Lipper index underperformed the benchmark), the Small Cap

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Fund outperformed, beating both the benchmark and the majority of its peers for the period.  Correlations have come down somewhat from historic highs, and our relative performance has improved.  Outperformance this quarter was driven by positive stock selection of 150 basis points, offset somewhat by the effect of cash in such a strong period.  Stock selection was strongest in healthcare, energy, consumer discretionary and industrials, offset by selection in technology and materials.  The effect of our sector weights was slightly positive, with cash being the biggest drag for the quarter.

Second Quarter 2013.  Small cap continued its first quarter outperformance of larger cap, and growth maintained its lead for the year over value.  With respect to economic sector performance, consumer discretionary, consumer staples, healthcare and telecomm led the way for the period.  Smaller cap and lower quality names also were strongest, again frustrating portfolio managers.  The Small Cap Fund outperformed, however, beating both the benchmark and the majority of its peers for the period.  Outperformance for the quarter was driven entirely by stock selection, with the strongest positive selection in technology, industrials and consumer discretionary.  The impact of our sector weights was neutral with the positive effects of our underweight to materials, financials and industrials and the overweight to healthcare being offset by the underweight to both consumer sectors, an overweight to energy, and our cash position.

Third Quarter 2013.  Active small cap growth managers struggled to keep up with the benchmark in the third quarter as benchmark drivers included smaller cap stocks and stocks with negative earnings and higher valuations.  The Small Cap Fund performed well, however, matching the benchmark and beating the average small cap growth fund manager for the period.  The Small Cap Fund leads both the benchmark and its small cap growth fund peers for the one year period ended September 30, 2013.  Regarding attribution for the most recent quarter, stock selection was a push with positive selection in consumer discretionary, technology and financial sectors being offset by our selection in consumer staples and healthcare sectors.  Our sector weights helped for the quarter, particularly our underweight to consumer discretionary and financials and our overweight to energy and healthcare.  Cash, in such a strong quarter, was a drag on absolute returns.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2013 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Pacira Pharmaceuticals (pharmaceutical products)	1.53	1.84
Cornerstone OnDemand
(human resource software)	1.87	1.21
Hornbeck Offshore Services
(marine transportation)	1.56	1.21
ExOne Company (3-D printing
machines and services)	0.49	1.15
Textura Corp. (construction industry software)	0.42	1.15

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
BJ’s Restaurants (casual dining restaurants)	0.43	-0.57
OSI Systems (airport security solutions)	0.68	-0.48
Emeritus Corp. (senior living communities)	0.62	-0.43
Ply Gem Holdings (exterior building products)	0.21	-0.39
Zillow (real estate information marketplace)	0.11	-0.33

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2013

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	35.77%	17.74%	9.55%	9.76%
Russell 2000® Growth Index	33.07%	19.96%	13.17%	9.37%
Lipper Small Cap Growth Average	30.74%	23.13%	17.53%	9.16%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2013 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$258 million
Total Operating Expenses*	0.94%

*	Expense Ratio as of most recent prospectus dated January 31, 2013.

Top Ten Holdings (% of net assets)
Demandware, Inc.	2.6%	MWI Veterinary Supply, Inc.	1.9%
Geospace Technologies Corp.	2.6%	ViroPharma, Inc.	1.9%
Cornerstone OnDemand, Inc.	2.4%	ExamWorks Group, Inc.	1.8%
Tableau Software, Inc.	2.4%	Alere, Inc.	1.7%
Amerisafe, Inc.	2.0%	The Fresh Market, Inc.	1.7%

Sector Allocation (% of net assets)

**  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares		Value

COMMON STOCKS - 97.0%

Auto Components - 3.6%
87,692	Drew Industries, Inc.	$3,993,494
209,297	Gentherm, Inc.*	3,993,387
105,404	Motorcar Parts
	of America, Inc.*	1,335,468
		9,322,349

Biotechnology - 2.3%
50,050	Cepheid*	1,953,952
75,440	Exact Sciences Corp.*	890,946
58,958	Intrexon Corp.*	1,396,715
152,257	Ironwood
	Pharmaceuticals, Inc.*	1,804,246
		6,045,859

Building Products - 2.9%
53,484	American
	Woodmark Corp.*	1,853,221
104,806	Patrick Industries, Inc.*	3,149,420
51,766	Trex Company, Inc.*	2,563,970
		7,566,611

Capital Markets - 1.0%
14,295	Affiliated Managers
	Group, Inc.*	2,610,839

Chemicals - 1.3%
137,195	Tronox Ltd.	3,357,162

Commercial Services & Supplies - 3.1%
84,730	Healthcare Services
	Group, Inc.	2,182,645
76,145	Mobile Mini, Inc.*	2,593,499
108,701	US Ecology, Inc.	3,275,161
		8,051,305

Computers & Peripherals - 1.4%
35,505	Stratasys Ltd.*	3,595,236

Construction & Engineering - 3.0%
65,000	EMCOR Group, Inc.	2,543,450
126,183	MasTec, Inc.*	3,823,345
51,962	Primoris Services Corp.	1,323,472
		7,690,267

Construction Materials - 1.0%
36,156	Eagle Materials, Inc.	2,623,118

Distributors - 2.6%
109,478	LKQ Corp.*	3,487,969
55,482	Pool Corp.	3,114,205
		6,602,174

Diversified Consumer Services - 0.9%
151,098	LifeLock, Inc.*	2,240,783

Electronic Equipment,
Instruments & Components - 0.8%
47,034	Itron, Inc.*	2,014,466

Energy Equipment & Services - 5.4%
11,260	Core Laboratories NV	1,905,305
37,798	Dril-Quip, Inc.*	4,337,320
79,029	Geospace
	Technologies Corp.*	6,662,145
107,365	Pacific Drilling S.A.*	1,189,604
		14,094,374

Food & Staples Retailing - 3.3%
55,375	Casey’s General
	Stores, Inc.	4,070,062
92,173	The Fresh Market, Inc.*	4,360,705
		8,430,767

Food Products - 1.3%
165,150	Whitewave Foods Co.*	3,298,045

Health Care Equipment & Supplies - 6.1%
143,406	Alere, Inc.*	4,383,921
34,029	Cyberonics, Inc.*	1,726,632
206,005	Endologix, Inc.*	3,322,861
68,655	Insulet Corp.*	2,488,057
151,363	Wright Medical
	Group, Inc.*	3,947,547
		15,869,018

Health Care Providers & Services - 9.8%
85,584	Air Methods Corp.	3,645,879
83,099	Brookdale Senior
	Living, Inc.*	2,185,504
182,127	ExamWorks
	Group, Inc.*	4,733,481
214,585	Healthways, Inc.*	3,971,968

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares		Value

COMMON STOCKS - 97.0% (Continued)

Health Care Providers &
Services - 9.8% (Continued)
37,578	MEDNAX, Inc.*	$3,772,831
32,431	MWI Veterinary
	Supply, Inc.*	4,843,894
56,581	Team Health
	Holdings, Inc.*	2,146,683
		25,300,240

Insurance - 2.0%
148,024	Amerisafe, Inc.	5,256,332

Internet Software & Services - 10.7%
119,614	Cornerstone
	OnDemand, Inc.*	6,152,944
77,565	Dealertrack
	Technologies, Inc.*	3,322,884
144,515	Demandware, Inc.*	6,695,380
126,846	Envestnet, Inc.*	3,932,226
103,719	Marketo, Inc.*	3,306,562
95,397	Textura Corp.*	4,109,703
		27,519,699

IT Services - 1.1%
48,903	MAXIMUS, Inc.	2,202,591
18,261	Virtusa Corp.*	530,665
		2,733,256

Leisure Equipment & Products - 0.3%
17,353	Brunswick Corp.	692,558

Life Science Tools & Services - 1.3%
82,104	ICON Plc.*	3,360,517

Machinery - 1.2%
14,438	Middleby Corp.*	3,016,243

Metals & Mining - 1.5%
134,687	Globe Specialty
	Metals, Inc.	2,075,527
25,874	Haynes
	International, Inc.	1,172,868
48,695	Horsehead
	Holding Corp.*	606,740
		3,855,135
Multiline Retail - 1.4%
236,711	Tuesday
	Morning Corp.*	3,614,577

Oil, Gas & Consumable Fuels - 3.3%
119,952	Matador Resources Co.*	1,958,816
76,779	Rosetta Resources, Inc.*	4,181,384
218,111	Solazyme, Inc.*	2,349,056
		8,489,256

Personal Products - 1.3%
109,400	Inter Parfums, Inc.	3,280,906

Pharmaceuticals - 3.2%
70,911	Pacira
	Pharmaceuticals, Inc.*	3,410,110
122,855	ViroPharma, Inc.*	4,828,201
		8,238,311

Professional Services - 1.1%
88,478	On Assignment, Inc.*	2,919,774

Real Estate Management &
Development - 0.8%
89,449	Altisource
	Residential Corp.	2,055,538

Road & Rail - 2.5%
33,854	Genesee &
	Wyoming, Inc.*	3,147,407
116,738	Roadrunner
	Transportation
	Systems, Inc.*	3,296,681
		6,444,088

Semiconductors &
Semiconductor Equipment - 3.0%
129,691	Diodes, Inc.*	3,177,429
61,185	Monolithic Power
	Systems, Inc.	1,852,682
9,925	Semtech Corp.*	297,651
100,010	Skyworks
	Solutions, Inc.*	2,484,248
		7,812,010

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares		Value

COMMON STOCKS - 97.0% (Continued)

Software - 8.9%
63,649	FireEye, Inc.*	$2,643,343
46,719	Imperva, Inc.*	1,963,132
84,892	NICE Systems
	Ltd. - ADR	3,511,982
130,334	Rally Software
	Development Corp.*	3,904,807
31,456	Splunk, Inc.*	1,888,618
85,561	Tableau Software, Inc.*	6,095,366
119,514	Tangoe, Inc.*	2,851,604
		22,858,852

Specialty Retail - 2.8%
53,443	Dick’s Sporting
	Goods, Inc.	2,852,787
27,455	Group 1
	Automotive, Inc.	2,132,704
30,389	Lithia Motors, Inc.	2,217,182
		7,202,673

Trading Companies & Distributors - 0.8%
79,072	H&E Equipment
	Services, Inc.*	2,100,152

TOTAL COMMON STOCKS
(Cost $188,010,988)		250,162,490

REAL ESTATE INVESTMENT
TRUSTS - 1.0%
87,134	Pebblebrook Hotel Trust	2,501,617

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $2,373,955)		2,501,617

SHORT-TERM INVESTMENTS - 5.3%

Money Market Funds - 5.3%
12,167,266	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	12,167,266
1,399,658	SEI Daily Income
	Treasury Fund -
	Class B, 0.010%(1)	1,399,658
		13,566,924

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,566,924)		13,566,924

TOTAL INVESTMENTS
IN SECURITIES - 103.3%
(Cost $203,951,867)		266,231,031

Liabilities in Excess
of Other Assets - (3.3)%		(8,424,862)
TOTAL NET ASSETS - 100.0%		$257,806,169

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  Quarterly returns for the one year ended September 30, 2013 for the SMID Cap Fund and the Russell 2500™ Growth Index, the Fund’s benchmark, were:

	SMID	Russell
	Cap Fund	2500™ Growth
4th Quarter 2012	0.59%	1.78%
1st Quarter 2013	10.29%	12.20%
2nd Quarter 2013	1.99%	3.23%
3rd Quarter 2013	11.61%	11.94%

Longer term performance for the SMID Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2012.  Economic sector performance during the quarter was volatile but overall the top performing sectors in the Russell 2500™ Growth were industrials, materials and financials, while healthcare, technology and energy stocks had the worst performance.  The SMID Cap Fund lagged for the quarter as a result of relative performance in December, a month that proved to be very difficult for active small and mid cap managers across all styles.  Our lag for the quarter was attributable equally to stock selection and sector weights.  Positive stock selection in healthcare, energy, and telecomm was slightly offset by the decline in several of our larger positions, which we held on to only to see them rebound in the next quarter from their December blues (ViroPharma, Skyworks Solutions, Avago Technologies and Centene).  The relative impact of our sector weights for the quarter was also slightly negative due to our overweight to healthcare and technology.

First Quarter 2013.  The stock market was very strong for the quarter, driven by expanding valuations (as opposed to upward earnings revisions), reflecting an expectation of an improving economy, an accommodative monetary policy and a seasonal psychology that hope springs eternal in the spring.  Growth outperformed value in small cap stocks (but vice versa in large cap), and small caps in turn outperformed large caps during the quarter.  Uncharacteristically, in a quarter of very strong nominal returns, four of the five top performing sectors were defensive sectors — consumer staples, utilities, healthcare, and financials.  Conversely, sectors that normally do well in a strong market lagged in the first quarter of 2013 and this environment proved frustrating for investment managers.  The SMID Cap Fund lagged the benchmark for the period because positive stock selection in the energy sector was more than offset by selection in industrials and technology.  The effect of

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

our sector weights excluding cash was neutral, but cash was a drag on performance in such a strong quarter.

Second Quarter 2013.  Small cap continued its first quarter outperformance of larger cap, and growth maintained its lead for the year over value.  With respect to economic sector performance, consumer discretionary, consumer staples, healthcare and telecomm led the way for the period.  The SMID Cap Fund outperformed the benchmark for the month of June (-1.02% v. -1.20%) but lagged for the quarter (1.99% v. 3.23%), as smaller cap and lower quality names in the Russell 2500™ Growth benchmark outperformed making it more difficult for active managers.  Two thirds of the lag was attributable to stock selection, as positive selection in technology, consumer discretionary and materials was more than offset by selection in energy and healthcare names.  The impact of our sector weights was also slightly negative as the positive effects of our underweight to materials and financials was offset by the underweight to the consumer sectors and cash.

Third Quarter 2013.  Benchmark returns were driven by smaller cap stocks and stocks with negative earnings and higher valuations.  Regarding attribution, stock selection was overall negative as positive selection in consumer discretionary, technology and materials was more than offset by the effect of our selection in healthcare and industrials.  A significant portion of the underperformance in healthcare was attributable to very strong results in biotechnology, an industry group we are typically underweight (non-earners, lower quality).  The effect of our sector weights was positive for the quarter, particularly our underweight to consumer discretionary, financials and materials and our overweight to energy and healthcare.  Cash, in such a strong quarter, was a drag on absolute returns.

Top and Bottom Contributing Stocks.  The top and bottom five stocks contributing to absolute performance for the 2013 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Demandware (e-commerce solutions)	1.46	1.11
Cornerstone OnDemand (human resources software)	1.66	1.09
Splunk (data mining software solutions)	1.34	0.85
B/E Aerospace (aircraft cabin interior products)	1.30	0.82
Middleby Corp. (food service equipment)	1.11	0.76

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Edwards Lifesciences
(cardiovascular treatment products)	0.60	-0.50
TIBCO Software
(middleware and infrastructure software)	0.29	-0.46
Emeritus Corp. (senior living communities)	0.43	-0.44
Informatica (data integration and quality software)	0.08	-0.33
Zillow (real estate information marketplace)	0.11	-0.32

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500™ GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2013

				Since Inception
	One Year	Three Year	Five Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	26.29%	15.12%	9.26%	3.35%
Russell 2500™ Growth Index	31.95%	19.79%	14.33%	7.36%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2013 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$56 million
Total Operating Expenses*	0.95%
* Expense Ratio as of most recent prospectus dated January 31, 2013.
Top Ten Holdings (% of net assets)
Demandware. Inc.	2.6%	Fresh Market, Inc.	1.7%
Geospace Technologies Corp.	2.6%	Cornerstone OnDemand, Inc.	1.6%
Tableau Software, Inc.	2.3%	Alere, Inc.	1.6%
Workday, Inc.	2.3%	Rosetta Resources, Inc.	1.6%
Activision Blizzard, Inc.	2.0%	Casey’s General Stores, Inc.	1.5%

Sector Allocation (% of net assets)

**  Cash equivalents and other assets less liabilities.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares		Value

COMMON STOCKS - 96.5%

Aerospace & Defense - 1.4%
10,445	BE Aerospace, Inc.*	$771,050

Auto Components - 1.2%
14,372	Drew Industries, Inc.	654,501

Biotechnology - 1.6%
10,830	Cepheid*	422,803
16,746	Exact Sciences Corp.*	197,771
12,832	Intrexon Corp.*	303,990
		924,564

Building Products - 1.7%
11,758	American
	Woodmark Corp.*	407,414
11,343	Trex Company, Inc.*	561,819
		969,233

Capital Markets - 1.0%
3,071	Affiliated Managers
	Group, Inc.*	560,887

Chemicals - 1.0%
22,829	Tronox Ltd.	558,626

Commercial Services & Supplies - 4.8%
8,875	Copart, Inc.*	282,136
17,372	Healthcare Services
	Group, Inc.	447,503
16,401	Mobile Mini, Inc.*	558,618
15,909	Rollins, Inc.	421,748
4,925	Stericycle, Inc.*	568,345
9,773	Waste Connections, Inc.	443,792
		2,722,142

Communications Equipment - 1.5%
4,567	F5 Networks, Inc.*	391,666
10,717	Palo Alto Networks, Inc.*	491,053
		882,719

Computers & Peripherals - 1.4%
7,605	Stratasys Ltd.*	770,082

Construction & Engineering - 4.6%
14,066	EMCOR Group, Inc.	550,402
13,366	Jacobs Engineering
	Group, Inc.*	777,634
15,992	MasTec, Inc.*	484,558
28,486	Quanta Services, Inc.*	783,650
		2,596,244
Construction Materials - 1.0%
7,830	Eagle Materials, Inc.	568,067

Distributors - 2.6%
25,440	LKQ Corp.*	810,518
11,804	Pool Corp.	662,559
		1,473,077

Diversified Consumer Services - 0.9%
33,085	LifeLock, Inc.*	490,651

Electrical Equipment - 1.3%
15,354	AMTEK, Inc.	706,591
Electronic Equipment,
Instruments & Components - 1.7%
6,858	Amphenol Corp. -
	Class A	530,672
10,183	Itron, Inc.*	436,138
		966,810

Energy Equipment & Services - 6.4%
2,399	Core Laboratories NV	405,935
3,819	Dril-Quip, Inc.*	438,230
16,095	Frank’s International NV*	481,724
17,113	Geospace
	Technologies Corp.*	1,442,626
6,868	Oceaneering
	International, Inc.	557,956
23,574	Pacific Drilling S.A.*	261,200
		3,587,671

Food & Staples Retailing - 3.2%
11,827	Casey’s General
	Stores, Inc.	869,284
19,928	The Fresh Market, Inc.*	942,794
		1,812,078

Food Products - 1.2%
34,632	Whitewave Foods Co.*	691,601

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares		Value

COMMON STOCKS - 96.5% (Continued)

Health Care Equipment & Supplies - 8.3%
30,064	Alere, Inc.*	$919,056
7,677	Cyberonics, Inc.*	389,531
36,526	Endologix, Inc.*	589,164
27,323	Hologic, Inc.*	564,220
15,142	Insulet Corp.*	548,746
12,136	Sirona Dental
	Systems, Inc.*	812,263
32,945	Wright Medical
	Group, Inc.*	859,206
		4,682,186

Health Care Providers & Services - 6.5%
18,669	Air Methods Corp.	795,299
17,833	Brookdale Senior
	Living, Inc.*	469,008
16,294	Envision Healthcare
	Holdings, Inc.*	424,133
7,045	Henry Schein, Inc.*	730,566
7,984	MEDNAX, Inc.*	801,594
12,025	Team Health
	Holdings, Inc.*	456,229
		3,676,829

Household Durables - 1.0%
12,572	Garmin Ltd.	568,129

Internet Software & Services - 5.5%
17,956	Cornerstone
	OnDemand, Inc.*	923,657
16,885	Dealertrack
	Technologies, Inc.*	723,353
31,280	Demandware, Inc.*	1,449,202
		3,096,212

Leisure Equipment & Products - 0.3%
3,707	Brunswick Corp.	147,946

Life Science Tools & Services - 1.3%
17,618	ICON Plc.*	721,105

Machinery - 2.0%
3,293	Middleby Corp.*	687,941
6,985	Westinghouse Air Brake
	Technologies Corp.	439,147
		1,127,088

Metals & Mining - 1.0%
29,144	Globe Specialty
	Metals, Inc.	449,109
10,440	Horsehead
	Holding Corp.*	130,082
		579,191

Multiline Retail - 0.9%
31,783	Tuesday Morning Corp.*	485,326

Oil, Gas & Consumable Fuels - 2.4%
26,392	Matador Resources Co.*	430,981
16,612	Rosetta Resources, Inc.*	904,690
		1,335,671

Pharmaceuticals - 2.6%
15,197	Pacira
	Pharmaceuticals, Inc.*	730,824
19,325	ViroPharma, Inc.*	759,472
		1,490,296

Professional Services - 1.1%
19,033	On Assignment, Inc.*	628,089

Real Estate Management &
Development - 1.9%
19,370	Altisource
	Residential Corp.	445,123
6,890	Jones Lang Lasalle, Inc.	601,497
		1,046,620

Road & Rail - 1.2%
7,326	Genesee &
	Wyoming, Inc.*	681,098

Semiconductors &
Semiconductor Equipment - 4.8%
49,049	Atmel Corp.*	364,925
8,921	KLA-Tencor Corp.	542,843
15,787	Lam Research Corp.*	808,137
13,230	Monolithic Power
	Systems, Inc.	400,604
2,163	Semtech Corp.*	64,868
21,653	Skyworks Solutions, Inc.*	537,860
		2,719,237

Software - 12.8%
68,805	Activision Blizzard, Inc.	1,146,979

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares		Value

COMMON STOCKS - 96.5% (Continued)

Software - 12.8% (Continued)
13,852	FireEye, Inc.*	$575,274
22,348	Fortinet, Inc.*	452,770
18,482	NICE Systems Ltd. - ADR	764,600
21,936	Rally Software
	Development Corp.*	657,203
6,750	Splunk, Inc.*	405,270
18,400	Tableau Software, Inc.*	1,310,816
25,661	Tangoe, Inc.*	612,271
15,700	Workday, Inc.*	1,270,601
		7,195,784

Specialty Retail - 3.3%
11,763	Dick’s Sporting
	Goods, Inc.	627,909
5,863	Group 1
	Automotive, Inc.	455,438
6,583	Lithia Motors, Inc.	480,296
2,699	Ulta Salon Cosmetics
	& Fragrance, Inc.*	322,422
		1,886,065

Textiles, Apparel & Luxury Goods - 1.1%
7,962	Under Armour, Inc.*	632,581

TOTAL COMMON STOCKS
(Cost $41,292,352)		54,406,047

REAL ESTATE INVESTMENT
TRUSTS - 1.0%
19,227	Pebblebrook Hotel Trust	552,007

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $523,622)		552,007

SHORT-TERM INVESTMENTS - 3.8%

Money Market Funds - 3.8%
2,137,834	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	2,137,834

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,137,834)		2,137,834
TOTAL INVESTMENTS
IN SECURITIES - 101.3%
(Cost $43,953,808)		57,095,888
Liabilities in Excess
of Other Assets - (1.3)%		(707,971)
TOTAL NET ASSETS - 100.0%		$56,387,917

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2013 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/13 - 9/30/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2013 (Unaudited) (Continued)

Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/13	9/30/13	4/01/13 – 9/30/13*
Actual	$1,000.00	$1,182.90	$5.09
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/13	9/30/13	4/01/13 – 9/30/13**
Actual	$1,000.00	$1,138.40	$5.09
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.31	$4.81

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting expense reimbursements in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2013

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value (cost $203,951,867
and $43,953,808, respectively) (Note 2)	$266,231,031	$57,095,888
Receivables:
Investment securities sold	3,958,854	765,531
Fund shares sold	775,429	81,320
Dividends and interest	26,276	4,503
Prepaid expenses	21,243	23,020
Total assets	271,012,833	57,970,262

LIABILITIES
Payables:
Fund shares redeemed2,887,745	296
Investment securities purchased	10,076,410	1,486,820
Investment advisory fees, net	167,632	31,387
Administration fees	20,000	14,986
Fund accounting fees	7,200	6,200
Custody fees	5,300	3,500
Transfer agent fees	3,800	2,400
Trustee fees	2,067	1,300
Chief Compliance Officer fees	1,740	1,260
Other accrued expenses	34,770	34,196
Total liabilities	13,206,664	1,582,345
NET ASSETS	$257,806,169	$56,387,917
Net Asset Value (unlimited shares authorized):
Net assets	$257,806,169	$56,387,917
Shares of beneficial interest issued and outstanding	6,546,853	2,595,722
Net asset value, offering and redemption price per share	$39.38	$21.72

COMPONENTS OF NET ASSETS
Paid-in capital	$147,964,151	$32,546,848
Accumulated net investment loss	—	(264,037)
Accumulated net realized gain on investments	47,562,854	10,963,026
Net unrealized appreciation on investments	62,279,164	13,142,080
Net assets	$257,806,169	$56,387,917

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2013

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of $5,739 and $3,032 of
foreign withholding tax, respectively)	$1,274,299	$1,442,346
Interest	1,218	475
Total investment income	1,275,517	1,442,821

EXPENSES (Note 3)
Investment advisory fees	1,840,608	1,311,287
Administration fees	118,895	103,038
Fund accounting fees	48,389	47,000
Custody fees	31,049	27,972
Audit fees	25,000	21,058
Transfer agent fees	22,034	16,700
Registration fees	12,151	23,069
Chief Compliance Officer fees	10,440	7,500
Reports to shareholders	9,985	13,333
Miscellaneous expenses	9,733	10,679
Trustee fees	4,360	4,750
Legal fees	4,292	4,762
Insurance expense	1,421	1,192
Interest expense	386	1,287
Total expenses	2,138,743	1,593,627
Plus: prior year fees waived
subject to recoupment	7,266	—
Less: fees waived	—	(36,474)
Net expenses	2,146,009	1,557,153
Net investment loss	(870,492)	(114,332)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	51,767,393	26,981,725
Net realized gain from redemptions-in-kind	—	30,264,661
Change in net unrealized
appreciation (depreciation) on investments	19,796,094	(28,113,421)
Net realized and unrealized
gain on investments	71,563,487	29,132,965
Net increase in net assets
resulting from operations	$70,692,995	$29,018,633

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(870,492)	$(1,044,478)
Net realized gain on investments	51,767,393	63,874,406
Change in net unrealized
appreciation on investments	19,796,094	30,875,765
Net increase in net assets
resulting from operations	70,692,995	93,705,693

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(5,178,391)	—
Total distributions to shareholders	(5,178,391)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares(1)	(37,000,823)	(244,906,271)
Total increase (decrease) in net assets	28,513,781	(151,200,578)

NET ASSETS
Beginning of year	229,292,388	380,492,966
End of year	$257,806,169	$229,292,388
Accumulated net investment loss	$—	$(332,592)

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Value	Shares	Value
Shares sold	1,174,512	$38,673,199	1,214,094	$34,172,607
Shares issued in
reinvestment
of distributions	180,691	5,156,929	—	—
Shares redeemed(2)	(2,523,735)	(80,830,951)	(10,016,973)	(279,078,878)
Net decrease	(1,168,532)	$(37,000,823)	(8,802,879)	$(244,906,271)

(2)	Net of redemption fees of $0 and $1,110, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(114,332)	$(1,700,740)
Net realized gain on investments	26,981,725	25,127,986
Net realized gain from redemption-in-kind	30,264,661
Change in net unrealized
appreciation (depreciation) on investments	(28,113,421)	44,862,787
Net increase in net assets
resulting from operations	29,018,633	68,290,033

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(149,098)	—
From net realized gain	(23,400,391)	(5,532,993)
Total distributions to shareholders	(23,549,489)	(5,532,993)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares(1)	(217,170,669)	(68,906,730)
Total decrease in net assets	(211,701,525)	(6,149,690)

NET ASSETS
Beginning of year	268,089,442	274,239,132
End of year	$56,387,917	$268,089,442
Accumulated net investment loss	$(264,037)	$—

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Value	Shares	Value
Shares sold	577,233	$10,702,255	951,565	$17,346,976
Shares issued in
reinvestment
of distributions	1,381,669	23,543,635	311,883	5,414,297
Shares redeemed(2)	(13,446,242)	(251,416,559)	(4,970,088)	(91,668,003)
Net decrease	(11,487,340)	$(217,170,669)	(3,706,640)	$(68,906,730)

(2)	Net of redemption fees of $475 and $673, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value,
beginning of year	$29.72	$23.03	$24.71	$22.56	$25.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.12)	(0.10)	(0.17)	(0.15)	(0.10)
Net realized and unrealized
gain (loss) on investments	10.48	6.79	(1.51)	2.30	(2.92)
Total from
investment operations	10.36	6.69	(1.68)	2.15	(3.02)
LESS DISTRIBUTIONS:
From net realized gain	(0.70)	—	—	—	—
Total distributions	(0.70)	—	—	—	—
Paid-in capital from
redemption fees (Note 2)	—	— *	— *	— *	— *
Net asset value, end of year	$39.38	$29.72	$23.03	$24.71	$22.56
Total return	35.77%	29.05%	(6.80)%	9.53%	(11.81)%
SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$257.8	$229.3	$380.5	$491.1	$468.7
Portfolio turnover rate	137%	102%	91%	110%	123%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.93%	0.94%	0.91%	0.92%	0.94%
After fees waived/recouped	0.93%	0.94%	0.91%	0.92%	0.94%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.38)%	(0.34)%	(0.54)%	(0.62)%	(0.58)%
After fees waived/recouped	(0.38)%	(0.34)%	(0.54)%	(0.62)%	(0.58)%

*	Less than $0.01 per share.
(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value,
beginning of year	$19.04	$15.42	$16.05	$14.42	$15.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.01)	(0.11)	(0.10)	(0.05)	(0.04)
Net realized and unrealized
gain (loss) on investments	4.51	4.05	(0.53)	1.68	(1.27)
Total from
investment operations	4.50	3.94	(0.63)	1.63	(1.31)
LESS DISTRIBUTIONS:
From net investment income	(0.01)	—	—	—	—
From net realized gains	(1.81)	(0.32)	—	—	—
Total distributions	(1.82)	(0.32)	—	—	—
Paid-in capital from
redemption fees (Note 2)	— *	— *	— *	— *	— *
Net asset value, end of year	$21.72	$19.04	$15.42	$16.05	$14.42
Total return	26.29%	25.75%	(3.93)%	11.30%	(8.33)%
SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$56.4	$268.1	$274.2	$235.0	$82.4
Portfolio turnover rate	108%	94%	114%	121%	137%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.97%	0.94%	0.92%	0.97%	1.15%
After fees waived/recouped	0.95%	0.95%	0.95%	0.95%	0.95%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.09)%	(0.58)%	(0.53)%	(0.50)%	(0.67)%
After fees waived/recouped	(0.07)%	(0.59)%	(0.56)%	(0.48)%	(0.47)%

*	Less than $0.01 per share.
(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are each diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2013, the Funds did not hold any fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013. See the Schedule of Investments for industry breakouts.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

TCM Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$250,162,490	$—	$—	$250,162,490
Real Estate
Investment Trusts	2,501,617	—	—	2,501,617
Short-Term Investments	13,566,924	—	—	13,566,924
Total Investments
in Securities	$266,231,031	$—	$—	$266,231,031

TCM Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$54,406,047	$—	$—	$54,406,047
Real Estate
Investment Trusts	552,007	—	—	552,007
Short-Term Investments	2,137,834	—	—	2,137,834
Total Investments
in Securities	$57,095,888	$—	$—	$57,095,888

There were no transfers into or out of Level 1, 2, or 3 during the year ended September 30, 2013.

B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

At September 30, 2013, the Funds deferred, on a tax basis, post-December late year losses, which will be recognized in the following year:

TCM Small Cap Growth Fund	—
TCM Small-Mid Cap Growth Fund	$264,037

As of September 30, 2013, there were no Capital Loss Carry Loss Carryovers for the Funds.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

As of September 30, 2013, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years (2010-2012). The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State. However, as of September 30, 2013 the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2013, the following adjustments were made:

	Undistributed		Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
TCM Small Cap
Growth Fund	$1,203,084	$(1,203,084)	$—
TCM Small-Mid Cap
Growth Fund	$(607)	$(44,461,011)	$44,461,618

I.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

J.
Redemption-in-Kind.  On April 8, 2013 and May 2, 2013 the TCM Small-Mid Cap Fund had redemptions in kind representing approximately 42% and 55%, respectively, of the Fund’s net assets at the time of each transaction. The Funds reserve the right to pay distribution proceeds in kind when it is in the best interests of the remaining shareholders.

K.
Recent Accounting Pronouncement.  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The guidance requires

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

retrospective application for all comparative periods presented. Management has evaluated ASU 2013-01 and determined there is no impact to the Funds.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2013, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $1,840,608 and $1,311,287 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses).  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2013, the Advisor recouped $7,266 for the TCM Small Cap Growth Fund and waived $36,474 in fees from the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2013, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund that may be reimbursed was $0 and $36,474, respectively. The Advisor may recapture a portion of the above amount no later than the dates stated below:

TCM Small-Mid Cap Growth Fund
Expiration	Amount
September 30, 2016	$36,474

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of each Fund. Fees paid by each Fund for Administration and Chief Compliance Officer services for the year ended September 30, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended September 30, 2013 were as follows:

	Purchases	Sales or Maturity
	at Cost	Proceeds
TCM Small Cap Growth Fund	$307,545,478	$350,544,541
TCM Small-Mid Cap Growth Fund	179,286,122	419,869,842

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2013.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2013 and the year ended September 30, 2012 were as follows:

	September 30,	September 30,
	2013	2012
TCM Small Cap Growth Fund
Long-term capital gain	$5,178,391	$—

TCM Small-Mid Cap Growth Fund
From net investment income	$3,324,084	$—
Long-term capital gain	$20,225,405	$5,532,993

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2013 (Continued)

As of September 30, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$204,675,914	$44,097,448
Gross unrealized appreciation	63,865,558	13,535,275
Gross unrealized depreciation	(2,310,441)	(536,835)
Net unrealized appreciation	61,555,117	12,998,440
Undistributed ordinary income	16,839,816	2,353,307
Undistributed long-term capital gain	31,447,085	8,753,359
Total distributable earnings	48,286,901	11,106,666
Net unrealized appreciation on
foreign currency transactions	—	—
Capital loss carryover	—	—
Post-October capital loss/late year loss	—	(264,037)
Post-October currency loss	—	—
Total accumulated gains	$109,842,018	$23,841,069

(a)	At September 30, 2013, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions. During the year ended September 30, 2013, the Funds drew on their lines of credit. There were no loan payable balances in either Fund at September 30, 2013. For the year ended September 30, 2013, the average interest rate on the outstanding balance for each Fund was 3.25% and the interest expense for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $386 and $1,287, respectively. During the year ended September 30, 2013, the average daily balances for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were $243 thousand and $2.2 million, respectively. The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund during the year ended September 30, 2013 were $20 million and $26 million, respectively. The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund at September 30, 2013 were $20 million and $6 million, respectively.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Growth Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund, each a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2013

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Tygh Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to appropriate

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

securities benchmarks and their peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.

For the TCM Small Cap Growth Fund, the Board noted that the Fund marginally outperformed its peer group median for the one-year time periods and underperformed its peer group median for the three-year and five-year time periods.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year time periods and significantly underperformed its peer group median for the five-year time period.

The Trustees also considered each Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year and five-year time periods, but found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory fees and net expense ratio were below those of its peer group median. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of its recently improved comparative performance and this expense and advisory fee information.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense was in line with its peer group median and its net expense ratio was below its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of this expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its similarly managed institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its similarly managed account clients.

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as assets of the Funds grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no additional effective economies of scale to be shared with the Funds at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Funds do not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive Vice
2020 E. Financial Way			President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The Univ. of
Fund Services, LLC		May 1991.	Trust Co., (prior thereto		Virginia Law
2020 E. Financial Way			Senior Vice President),		School Fdn.
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis(3)	Trustee	Indefinite	President and Chief	2	None.
(born 1973)		Term;	Operating Officer,
c/o U.S. Bancorp		Since	Direxion Funds since
Fund Services, LLC		September	2013; formerly, Senior
2020 E. Financial Way		2011.	Vice President, and
Suite 100			Chief Financial Officer
Glendora, CA 91741			(and other positions),
U.S. Bancorp Fund
Services, LLC,
(1997-2013).

Carl A. Froebel	Trustee	Indefinite	Formerly President and	2	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company Administration,		Managers
Suite 100			LLC (mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April	since April 2005.
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term:	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-Money	Indefinite	Services, LLC since
Milwaukee, WI 53202	Laundering	Term:	August 2004.
	Officer	Since
July 2011.
	Vice	Indefinite
	President	Term:
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

TCM GROWTH FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

TCM Small Cap Growth Fund	0.00%
TCM Small-Mid Cap Growth Fund	36.18%

Dividends received deduction for the fiscal year ended September 30, 2013 was as follows:

TCM Small Cap Growth Fund	0.00%
TCM Small-Mid Cap Growth Fund	31.52%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

TCM Small Cap Growth Fund	0.00%
TCM Small-Mid Cap Growth Fund	96.71%

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

TCM GROWTH FUNDS

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SWFifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and
Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an
“audit committee financial expert” and are considered to be “independent” as each term is definedin Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$22,400	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

    TCM Small-Mid Cap Growth Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

       TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President

Date   11/21/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President

Date   11/21/13

By (Signature and Title)*/s/ Eric C. VanAndel
 Eric C. VanAndel, Treasurer

Date   11/20/13

* Print the name and title of each signing officer under his or her signature.